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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2026

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-9390	95-2698708
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9357 Spectrum Center Blvd, San Diego, CA 92123
(Address of principal executive offices) (Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2026, the Board of Directors (the “Board”) of Jack in the Box Inc. (the “Company”) appointed Eduardo Luz to the Board as an independent director, effective immediately. Mr. Luz will serve until the Company’s next annual meeting of shareholders or until his successor is duly elected and qualified.

Additionally, David Goebel and Madeleine Kleiner have notified the Company of their intent to retire from the Board, effective May 8, 2026. Their retirements are voluntary and not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Following these changes, the Board will be comprised of nine directors.

Mr. Luz has more than 30 years of experience building and leading global restaurant and consumer brands. He most recently served as Chief Executive Officer of P.F. Chang’s, and previously served as Chief Brand and Concept Officer at Panera Bread. Earlier in his career, Mr. Luz held senior leadership roles at The Kraft Heinz Company and began his career at Accenture. Mr. Luz holds an MBA from The Wharton School.

There are no arrangements or understandings between Mr. Luz and any other person pursuant to which he was selected as a director, nor are there any transactions involving Mr. Luz that would be required to be disclosed pursuant to Item 404(a) of Regulation S‑K.

Mr. Luz will serve as a member of the Board’s Compensation and Nominating & Governance Committees.

Item 7.01.    Regulation FD Disclosure.

On April 13, 2026, the Company issued a press release announcing the appointment of Mr. Luz to the Board and the retirement of Mr. Goebel and Ms. Kleiner. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8‑K and is incorporated by reference herein.

The information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 13, 2026
104	Cover Page Interactive Date File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACK IN THE BOX INC.

April 13, 2026	/s/ Sarah Super
Sarah Super
EVP, Chief Legal & Administrative Officer